Exhibit 99
                            Joint Filer Information

Designated Filer:	          BLUM CAPITAL PARTNERS, L.P.
Statement for Month/Day/Year:     September 15, 2006
Issuer & Symbol:                  PRG-Schultz International, Inc. (PRGX)

Address of each Reporting Person for this Form 4:
909 Montgomery Street, Suite 400, San Francisco, CA  94133
Relationship to Issuer of each Reporting Person:  10% Owner

Signatures

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

October 4, 2006

RICHARD C. BLUM & ASSOCIATES, INC.  BLUM CAPITAL PARTNERS, L.P.
                                    By: Richard C. Blum & Associates, Inc.,
                                        its general partner


By:  /s/ Gregory D. Hitchan         By:  /s/ Gregory D. Hitchan
     -----------------------             -----------------------
     Gregory D. Hitchan                  Gregory D. Hitchan
     Partner, Chief Operating Officer,   Partner, Chief Operating Officer,
     General Counsel and Secretary       General Counsel and Secretary


BK CAPITAL PARTNERS IV, L.P.
STINSON CAPITAL PARTNERS, L.P.         STINSON CAPITAL FUND (CAYMAN), LTD.
STINSON CAPITAL PARTNERS II, L.P.      By: BLUM CAPITAL PARTNERS, L.P.,
STINSON CAPITAL PARTNERS (QP), L.P.        its investment advisor
By: BLUM CAPITAL PARTNERS, L.P.,      By: Richard C. Blum & Associates, Inc.,
      its general partner                  its general partner
By: Richard C. Blum & Associates, Inc.,
      its general partner


By:  /s/ Gregory D. Hitchan           By:  /s/ Gregory D. Hitchan
     ----------------------                -----------------------
     Gregory D. Hitchan                  Gregory D. Hitchan
     Partner, Chief Operating Officer,   Partner, Chief Operating Officer,
     General Counsel and Secretary       General Counsel and Secretary


BLUM STRATEGIC GP, L.L.C.              BLUM STRATEGIC PARTNERS, L.P.
                                       By: BLUM STRATEGIC GP, L.L.C.,
                                            its general partner


By:  /s/ Gregory D. Hitchan            By:  /s/ Gregory D. Hitchan
     -------------------------              --------------------------
     Gregory D. Hitchan,                    Gregory D. Hitchan,
     Member and General Counsel             Member and General Counsel